Slide 1

Petroleum Development Corporation

Friedman Billings Ramsey
2005 Investor Conference
November 29, 2005

Steven R. Williams

Chairman and CEO

Nasdaq: PETD

Slide 2

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the company to meet its stated business goals.

Contact Information:

Investor Relations

Petroleum Development Corporation

PO Box 26

103 East Main Street

Bridgeport, West Virginia 26330

P: 304.842.6256

F: 304.842.0913

www.petd.com

Slide 3

Map of United States

Rockies Region

4    Approx. 200,000 Undeveloped Acres

4    Proved Reserves (Bcfe):       150

4    2004 Production Bcfe:           9.1

Michigan Region

4    Approx. 1,700 Undeveloped Acres

4    Proved Reserves (Bcfe):       26

4    2004 Production Bcfe:           1.8

Appalachian Region

4    Approx. 10,000 Undeveloped Acres

4    Proved Reserves (Bcfe):       42

4    2004 Production Bcfe:           1.8

Slide 4

Q3 2005 Operating Highlights

4    Production 3.43 Bcfe, up 10.0%

4    3Q 2004 (3.12 Bcfe)

4    Total production of 10.1 Bcfe for nine months

4    9.5 Bcfe for nine months of 2004 (6.3% increase)

4    Rocky Mountain Region production up 20.2% compared to prior year  third quarter

4    44 wells drilled in Q3 2005

4    29 successful wells in Wattenberg field

4    7 successful wells in the Piceance Basin

4    7 successful NECO infill wells

4    1 successful Bakken Shale exploratory in North Dakota

4    174 gross (59 net) successful wells through 9 months

4    Long-term debt reduced to $14 million from year-end $21 million

Slide 5

4    Q3 2005 production of 3.43 Bcfe

4    80% natural gas

4    Reflects impact of investment activities

4    Partnership investment

4    Recompletions

4    NECO infill

4    Wells in-line during the Q3 05

4    37 Partnership Wells (PDC 20% interest)

4    19 PDC operated Neco

4    6 non-operated Neco wells

4    Average Neco interest 65%

Slide 6

Opportunistic Growth

PDC definition of Opportunistic:  Adjust business focus to leverage market conditions, commodity price environment and M&A environment to maximize the company growth and profitability...

4    Acquisitions of acreage, producing properties, undeveloped properties, and companies

4    Development of undeveloped properties

4    Exploration to create additional large scale development opportunities

4    Partnerships to enhance cash flow, expands CAPEX, built-in JV partner

4    Services for additional steady cash flow and to support Company activities

Slide 7

1996 - 1998

4    Market Cap: $48 MM

4    Shares outstanding: 15.7 MM

4    Stock price: $3.06

4    Reserves: 80.8 Bcfe

4    Reserves per share: 5.1

4    1998 Production: 2.5 Bcfe

4    Employees: 81

4    Gross wells operated: 1,601

4    Key Opportunities

4    Acquired Riley Natural Gas

4    Increased partnership drilling from $18 Million to $40 million

4    Increased production from 1.4 to 2.5 Bcfe

Slide 8

1999 - 2002

4    Market Cap: $83.5 MM

4    Shares outstanding: 15.7 MM

4    Stock price: $5.32

4    Reserves: 128.9 Bcfe

4    Reserves per share: 8.2

4    2002 Production: 7.8 Bcfe

4    Employees: 94

4    Gross wells operated: 2,169

4    Key Opportunities

4    Began Colorado operations

4    Increased partnership drilling from $42 Million to $57 million

4    Increased production from 3.5 to 7.8 Bcfe

Slide 9

2003

4    Market Cap: $367.3 MM

4    Shares outstanding: 15.9 MM

4    Stock price: $23.10

4    Reserves: 181 Bcfe

4    Reserves per share: 11.3

4    2003 Production:  10.4 Bcfe

4    Employees: 110

4    Gross wells operated: 2,530

4    Key Opportunities

4    Development drilling in Wattenberg and Piceance

4    Increased partnership drilling to $72 million

4    Acquired NECO properties

Slide 10

2004

4    Market Cap: $640 MM

4    Shares outstanding: 16.6 MM

4    Stock price: $38.57

4    Reserves: 198 Bcfe

4    Reserves per share: 11.9

4    Production Bcfe: 12.7 Bcfe

4    Employees: 120

4    Gross wells operated: 2,671

4    Key Opportunities

4    Continued Wattenberg and Piceance drilling

4    NECO down-spacing and Wattenberg recompletions

4    Increased partnership drilling to approximately $119 million

Slide 11

2005

4    Key Opportunities

4    Continued Wattenberg and Piceance drilling

4    NECO down-spacing

4    Wattenberg recompletions

4    Increased partnership drilling to approximately $135 million

4    Colorado, Wyoming and North Dakota exploratory drilling

4    Natural gas prospects

4    Bakken Shale

4    Nesson/Midale

Slide 12

Rocky Mountain Prospect Areas

with the following areas marked:

Sweetwater Project

Wattenberg Field

Coffeepot Springs Project

Legacy Project

NECO Properties

Grand Valley Field

Slide 13

Rockies Development Opportunities

4    Wattenberg field (oil and gas)

4    Codell, Niobrara and J Sand

4    200+ locations

4    Piceance Basin (gas)

4    Mesaverde, Wasatch

4    12,000 undeveloped acres (15-40 acre spacing)

4    NECO (gas)

4    Niobrara

4    40+ locations

Slide 14

Bakken Shale, North Dakota

Map of North Dakota, South Dakota and Montana - Area below are areas of interest

Nesson/

Midale

Bakken Shale

Slide 15

Rockies Opportunities

North Dakota (Williston Basin)

4    Bakken Shale (oil and gas)

4    40,000 acres lease and option

4    9,000' - 11,000' vertical plus long horizontal (9,000' target)

4    1st well drilled and successfully completed

4    7,000' cased lateral (7,743' feet drilled)

4    Initial 45 day production over 10,000 barrels of oil

4    Currently flowing unassisted (~150 Bopd and 140 Mcfd on November 15)

4    Pump is expected to increase production rate (December or January)

4    1-2 additional wells planned in next 6-8 months

4    Nesson/Midale (oil and gas)

4    30,000 acres lease

4    ~6,000' depth with dual horizontal laterals approximately 4,000' each

4    Possible 100,000 Boe or more if improved drilling and completion technology is successful

4    First well in 1st or 2nd quarter 2006

Slide 16

Rockies Opportunities

4    Northwest Colorado / Wyoming (gas)

4    Lance, Lewis, Fox Hills, Almond, Mesaverde

4    8,000' to 13,000'

4    43,000 acres

4    2 exploratory wells completed

4    Fox Federal dry and plugged

4    Coffeepot Springs productive but still under evaluation

4    NECO/Kansas

4    Niobrara

4    2,000'

4    60,000 acres

Slide 17

Sustaining Growth

4    Partnerships already closed will continue to fund drilling revenue in fourth quarter

4    Third partnership delayed due to restatement

4    Favorable production comparisons depend on new drilling and recompletions

4    53 NECO infill wells in 2005

4    20 additional Wattenberg recompletions in-line in third quarter

4    Exploratory Wells (Bakken shale well in fourth quarter)

4    Futures prices currently reflect expectations for continuing high prices through 2005

4    Strong balance sheet allows ample funding for additional acquisitions if available

Slide 18

2005 Drilling Activities

4    Rockies: Drilling in Wattenberg and Piceance

4    Funds split between areas

4    About 3-4 Wattenberg wells per Piceance well

4    PDC will have a 25% interest in future partnerships

4    Infill drilling on NECO properties

4    173 successful development wells drilled in three quarters of 2005

4    96 in Wattenberg Field

4    25 in Piceance Basin

4    52 NECO infill

4    Continue search for additional development opportunities

4     Exploratory projects in Colorado and Wyoming

4    Horizontal oil wells in North Dakota

Slide 19

Petroleum Development Corporation

NASDAQ: PETD